S-1 POAs - Angela Fontana - Power of Attorney

POWER OF ATTORNEY

The undersigned Angela Fontana of Everlake Life Insurance Company ("Company") constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

<u>Registration Statements</u>

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

Angela R. Fontana

____

1

POWER OF ATTORNEY The undersigned Bonnie Wasgatt of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ________________________ S-1 POAs - Bonnie Wasgatt - Power of Attorney 1

POWER OF ATTORNEY The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 ______________________ S-1 POAs - Doney Largey - Power of Attorney 1

POWER OF ATTORNEY The undersigned Gilles Dellaert of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Gilles Dellaert - Power of Attorney 1

POWER OF ATTORNEY The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Laurie Harris - Power of Attorney 1

POWER OF ATTORNEY The undersigned Menes Chee of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ Menes O. Chee (Mar 22, 2022 10:42 GMT+8)

MC Power of Attorney 2022 - S-1 and N-4 Final Audit Report 2022-03-22 Created: 2022-03-18 By: Andrea Jaurigue (andrea.jaurigue@everlakelife.com) Status: Signed Transaction ID: CBJCHBCAABAAGi_3QlNbA8vObnGh-zh_ZhtMeCxkExAw "MC Power of Attorney 2022 - S-1 and N-4" History Document created by Andrea Jaurigue (andrea.jaurigue@everlakelife.com) 2022-03-18 - 2:51:30 PM GMT Document emailed to Menes O. Chee (menes.chee@blackstone.com) for signature 2022-03-18 - 2:52:20 PM GMT Email viewed by Menes O. Chee (menes.chee@blackstone.com) 2022-03-22 - 2:41:30 AM GMT Document e-signed by Menes O. Chee (menes.chee@blackstone.com) Signature Date: 2022-03-22 - 2:42:24 AM GMT - Time Source: server Agreement completed. 2022-03-22 - 2:42:24 AM GMT

POWER OF ATTORNEY The undersigned Michael Hovey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Michael Hovey - Power of Attorney 1

POWER OF ATTORNEY The undersigned Susan Voss of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Susan Voss - Power of Attorney 1

POWER OF ATTORNEY The undersigned Ted Johnson of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney. Registration Statements Form S-1 Registration Statements and amendments thereto: 333-237708 333-237709 333-237710 333-237711 333-236809 333-236810 333-237706 333-237707 333-236836 Form N-4 Registration Statements and amendments thereto: 333-114560 333-114561 333-114562 333-102295 March 22, 2022 _________________________ S-1 POAs - Ted Johnson - Power of Attorney 1